UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

DESTRA INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Destra Investment Trust

Destra Flaherty & Crumrine Preferred and Income Fund

July 8, 2025

Dear Shareholder,

Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) will hold a Special Meeting of Shareholders on August 15, 2025 at the offices of the PINE Advisor Solutions, 501 S. Cherry St., Suite 610, Denver, CO 80246 (the “Special Meeting”). This Special Meeting is being called because Flaherty & Crumrine Incorporated, the Fund’s sub-adviser (the “Sub-Adviser” or “Flaherty”) is expected to undergo an internal restructuring (the “Transaction”) that will result in a change of control of the Sub-Adviser, as well as a change of control of DFC Preferred Advisors LLC, the Fund’s investment adviser (the “Adviser” or “DFC”).

The Sub-Adviser currently has two types of shareholders: (a) three shareholders who have served as the current management of the Sub-Adviser for more than 10 years (the “Management Shareholders”) and (b) three shareholders who are former employees of the Sub-Adviser, having retired in 2015 or earlier (the “Retired Shareholders”). The Transaction will involve the repurchase of shares held by the Retired Shareholders and a reallocation of those shares to the Management Shareholders and is expected to happen in stages from July 1, 2025 through December 31, 2025. The Transaction constitutes an “assignment” of the sub-advisory agreement among the Fund, DFC and Flaherty under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the current sub-advisory agreement among the Fund, DFC and Flaherty (the “Current Sub-Advisory Agreement”) will automatically terminate upon the final consummation of the Transaction, which is estimated to occur on or around July 1, 2025 (the “Effective Date”). Therefore, Shareholders are being asked to approve a new sub-advisory agreement among the Fund, DFC and Flaherty (the “New Sub-Advisory Agreement”). Your approval of the New Sub-Advisory Agreement would not result in any change in the Fund’s advisory or sub-advisory fee rates.

The final consummation of the Transaction will also have the effect of causing a change of control of the Adviser, as DFC is jointly owned by Flaherty and Destra Capital Advisors LLC. Consequently, the current investment advisory agreement between the Trust, on behalf of the Fund and DFC Preferred Advisors LLC (the “Current Advisory Agreement”, and together with the Current Sub-Advisory Agreement, the “Current Agreements”) will automatically terminate on the Effective Date. Therefore, Shareholders are also being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund and the Adviser (the “New Advisory Agreement”, and together with the New Sub-Advisory Agreements, the “New Agreements”).

In anticipation of such terminations, and to provide the Fund and its shareholders with advisory and sub-advisory management continuity, the Fund’s Board of Trustees (the “Board of Trustees”), at a meeting held on May 15, 2025, considered and approved (i) an interim sub-advisory agreement among the Fund, DFC and Flaherty (the “Interim Sub-Advisory Agreement”), and (ii) an interim investment advisory agreement between the Trust, on behalf of the Fund and DFC (the “Interim Advisory Agreement”, and together with the Interim Sub-Advisory Agreement, the “Interim Agreements”). While Shareholders consider the approval of the New Agreements, the Interim Agreements will allow DFC and Flaherty to advise the Fund for up to 150 days after the Effective Date or until the New Agreements are approved by Shareholders, if sooner. The Interim Agreements will take effect on the Effective Date and the New Agreements will take effect if approved by Shareholders. The Interim Agreements and the Agreements will allow DFC and Flaherty to serve as the adviser and sub-adviser to the Fund, respectively, under terms that are the same, in all material respects, as the Current Advisory Agreement and the Current Sub-Advisory Agreement, except that there will be a new initial, two-year term for each of the New Agreements.

Furthermore, under the Interim Agreements and the New Agreements, (i) the Fund’s investment objective, risks and investment strategies will not change, (ii) the investment advisory personnel who provide sub-advisory services to the Fund are expected to remain the same, and (iii) Flaherty will provide the same sub-advisory services to the Fund for the same fees that are currently in effect, subject to the oversight of the Board of Trustees and DFC.

The Fund will not bear any portion of the costs related to the Transaction.

The enclosed proxy statement explains the following proposals (the “Proposals”):

❖	A proposal to approve a new investment sub-advisory agreement between the Fund, DFC and Flaherty, as a result of the Transaction.

❖	A proposal to approve a new investment advisory agreement between the Trust acting on behalf of the Fund and DFC, as a result of the Transaction.

The Fund’s Board of Trustees believes that approving the Proposals is in the best interests of the Fund and its shareholders. Accordingly, the current Board of Trustees has unanimously voted to approve the Proposals and to recommend that the shareholders of the Fund also approve the Proposals.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the Proposals. The Board of Trustees recommends that you vote FOR the Proposals. Your vote is important. Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions regarding the issues to be voted on or need assistance in voting your shares, please contact Okapi Partners, our proxy solicitor, toll-free at (888) 785-6709. Representatives are available Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

Sincerely,

Nicholas Dalmaso Chairman and Trustee

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on several important matters affecting the Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”):

1. Approval of a New Sub-Advisory Agreement for the Fund.

Flaherty & Crumrine Incorporated, the Fund’s sub-adviser (the “Sub-Adviser” or “Flaherty”) is expected to undergo an internal restructuring (the “Transaction”) that will result in a change of control of the Sub-Adviser, as well as a change of control of DFC Preferred Advisors LLC, the Fund’s investment adviser (the “Adviser” or “DFC”).

The Sub-Adviser currently has two types of shareholders: (a) three shareholders who have served as the current management of the Sub-Adviser for more than 10 years (the “Management Shareholders”) and (b) three shareholders who are former employees of the Sub-Adviser, having retired in 2015 or earlier (the “Retired Shareholders”). The Transaction will involve the repurchase of shares held by the Retired Shareholders and a reallocation of those shares to the Management Shareholders and is expected to happen in stages from July 1, 2025 through December 31, 2025. The Transaction constitutes an “assignment” of the sub-advisory agreement among the Fund, DFC and Flaherty under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the current sub-advisory agreement among the Fund, DFC and Flaherty (the “Current Sub-Advisory Agreement”) will automatically terminate upon the final consummation of the Transaction, which is estimated to occur on or around July 1, 2025 (the “Effective Date”). Therefore, Shareholders are being asked to approve a new sub-advisory agreement among the Fund, DFC and Flaherty (the “New Sub-Advisory Agreement”) to permit Flaherty to continue to serve as sub-adviser to the Fund after the Effective Date.

2. Approval of a New Investment Advisory Agreement for the Fund.

The final consummation of the Transaction will also have the effect of causing a change of control of the Adviser, as DFC is jointly owned by Flaherty and Destra Capital Advisors LLC. Consequently, the current investment advisory agreement between the Trust acting on behalf of the Fund and DFC (the “Current Advisory Agreement”, and together with the Current Sub-Advisory Agreement, the “Current Agreements”) will automatically terminate on the Effective Date. Therefore, Shareholders are also being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund and the Adviser (the “New Advisory Agreement”, and together with the New Sub-Advisory Agreements, the “New Agreements”) to permit DFC to continue to serve as adviser to the Fund after the Effective Date.

Approval of a New Investment Advisory and Sub-Advisory Agreement for the Fund

Q.	How will this affect my account with the Fund?

A.	The Transaction should not affect your account. You can expect the same level of management expertise and quality shareholder service at the conclusion of the Transaction.

Q.	Will the investment sub-advisory fees be the same upon approval of the new sub-advisory agreement?

A.	Yes, the investment sub-advisory fees applicable to the Fund under the new sub-advisory agreement will be identical to the current sub-advisory fees applicable to the Fund. Flaherty will be paid by DFC out of the management fee DFC is paid by the Fund.

Q.	Will the investment advisory fees be the same upon approval of the new advisory agreement?

A.	Yes, the investment advisory fees applicable to the Fund under the new advisory agreement will be identical to the current advisory fees applicable to the Fund. Currently, DFC is entitled to a management fee, calculated and payable monthly in arrears, at the annual rate of 0.75% of the Fund’s average daily net assets during such period.

Upon termination of the existing advisory agreement, the “Expense Limitation Agreement,” as defined below, will also terminate. Pursuant to the Expense Limitation Agreement, DFC has agreed to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or reimbursement do not exceed certain agreed upon levels. If the Fund enters into the new advisory agreement, then DFC has agreed to enter into a new Expense Limitation Agreement with the Fund. The new Expense Limitation Agreement has the same terms and conditions as the current Expense Limitation Agreement and was approved by the Board of Trustees on May 15, 2025.

Q.	What will happen if shareholders of the Fund do not approve the new sub-advisory agreement?

A.	Rule 15a-4 under the 1940 Act permits the Board of Trustees to appoint an adviser on an interim basis without shareholders’ prior approval of the interim investment advisory agreement, if the new adviser agrees to provide such services on substantially the same terms as the prior adviser under the prior advisory agreement. A new adviser may act on such an interim basis for a period of 150 days.

The Current Agreements will automatically terminate on the Effective Date. In anticipation of such termination and to provide the Fund and its shareholders with advisory and sub-advisory management continuity, the Board of Trustees, at a meeting held on May 15, 2025, considered and approved (i) an interim sub-advisory agreement among the Fund, DFC and Flaherty (the “Interim Sub-Advisory Agreement”), and (ii) an interim investment advisory agreement between the Trust, on behalf of the Fund and DFC (the “Interim Advisory Agreement”, and together with the Interim Sub-Advisory Agreement, the “Interim Agreements”).

The Interim Agreements are not required to be approved by shareholders and will continue in effect for 150 days following the Effective Date, unless terminated sooner by the Board of Trustees, DFC, or Flaherty or until the New Agreements are approved by shareholders.

However, if shareholders do not approve the New Agreements prior to the expiration of the Interim Agreements, DFC and Flaherty will cease providing advisory and sub-advisory services to the Fund and the Adviser will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including, without limitation, the liquidation of the Fund.

Under the Interim Agreements, the advisory and sub-advisory fees earned by DFC and Flaherty, respectively, during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to DFC and Flaherty, as applicable, if shareholders approve each entity’s respective New Agreement, within 150 days of the Effective Date. If shareholders do not approve a New Agreement within 150 days of the Effective Date, the respective party will be paid the lesser of: (i) any costs incurred in performing its duties under its respective Interim Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

General Matters.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs will be borne by Flaherty.

Q.	How does the Board of Trustees recommend that I vote?

A.	The current members of the Board of Trustees, including all of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) recommend that you vote in favor of each Proposal.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund by 11:59 p.m. Eastern Time on August 14, 2025.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “record date,” which was June 20, 2025 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

○	Through the Internet. Please follow the instructions on your proxy card.

○	By telephone, with a toll-free call to the phone number indicated on the proxy card.

○	By mailing in your proxy card.

○	In person at the Special Meeting at the offices of the Fund on August 15, 2025.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Q.	Who should I call if I have questions?

A.	Please contact Okapi Partners, our proxy solicitor, toll-free at (888) 785-6709. Representatives are available Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

Destra Investment Trust

Destra Flaherty & Crumrine Preferred and Income Fund

443 N. Willson Ave.

Bozeman, MT, 59715

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held August 15, 2025

Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) will host a Special Meeting of Shareholders on August 15, 2025 at the offices of PINE Advisor Solutions, 501 S. Cherry St., Suite 610, Denver, CO 80246, at 10:00 a.m. Central Time (the “Special Meeting”). This Special Meeting of the Fund is being held so that shareholders can consider the following proposals (collectively, the “Proposals”):

1.	A proposal to approve a new investment sub-advisory agreement among the Fund, DFC Preferred Advisors LLC (“DFC” or the “Adviser”) and Flaherty & Crumrine Incorporated (the “Sub-Adviser” or “Flaherty”), as a result of an internal restructuring (the “Transaction”) that will result in a change of control of the Sub-Adviser.

2.	A proposal to approve a new investment advisory agreement between the Trust acting on behalf of the Fund and DFC, as a result of the Transaction.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record of the Fund at the close of business on the record date, June 20, 2025 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about July 8, 2025 to such shareholders of record.

By Order of the Board of Trustees,

Nicholas Dalmaso

Chairman and Trustee

July 8, 2025

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Destra Investment Trust

443 N. Willson Ave.

Bozeman, MT, 59715

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

August 15, 2025

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board of Trustees”) of Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	Approval of new sub-advisory agreement for the Fund.
2	Approval of new advisory agreement for the Fund.

You will find this proxy statement divided into five parts:

Part 1 Provides details on the proposal to approve the new sub-advisory agreement (see page 9)

Part 2 Provides details on the proposal to approve the new advisory agreement (see page 15)

Part 3 Provides information about ownership of shares of the Fund (see page 22)

Part 4 Provides information on proxy voting and the operation of the Special Meeting (see page 23)

Part 5 Provides information on other matters (see page 26)

Please read the proxy statement before voting on the proposals. If you have any questions about the proposal or how to vote, you may call Okapi Partners LLC, our proxy solicitation firm, toll-free at (888) 785-6709 and a representative will be happy to assist you.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about July 8, 2025.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost by accessing the SEC’s website at https://www.sec.gov. You may obtain a copy of a report through the Fund’s website at www.destracapital.com or by calling toll-free at 844-9DESTRA (933-7872).

Important Notice Regarding the Availability of Materials

for the Shareholder Meeting to be Held on August 15, 2025

The proxy statement for the Special Meeting is available at www.OkapiVote.com/DPI

PART 1

DESCRIPTION OF PROPOSAL 1

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

Introduction

Flaherty & Crumrine Incorporated, the Fund’s sub-adviser (the “Sub-Adviser” or “Flaherty”) is expected to undergo an internal restructuring (the “Transaction”) that will result in a change of control of the Sub-Adviser.

The Sub-Adviser currently has two types of shareholders: (a) three shareholders who have served as the current management of the Sub-Adviser for more than 10 years (the “Management Shareholders”) and (b) three shareholders who are former employees of the Sub-Adviser, having retired in 2015 or earlier (the “Retired Shareholders”). The Transaction will involve the repurchase of shares held by the Retired Shareholders and a reallocation of those shares to the Management and is expected to happen in stages from July 1, 2025 through December 31, 2025. The Transaction constitutes an “assignment” of the sub-advisory agreement among the Fund, DFC and Flaherty under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the current sub-advisory agreement among the Fund, DFC and Flaherty (the “Current Sub-Advisory Agreement”) will automatically terminate upon the final consummation of the Transaction, which is estimated to occur on or around July 1, 2025 (the “Effective Date”). Therefore, Shareholders are being asked to approve a new sub-advisory agreement among the Fund, DFC and Flaherty (the “New Sub-Advisory Agreement”).

The Board of Trustees determined that retaining the sub-advisory services of Flaherty was in the best interests of the Fund and its shareholders and at a meeting held on May 15, 2025, approved the New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Current Sub-Advisory Agreement with respect to services to be provided by Flaherty. In addition, the sub-advisory fees payable to Flaherty by DFC under the New Sub-Advisory Agreement are identical to the sub-advisory fees payable under the Current Sub-Advisory Agreement. The material terms of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement are compared below in “Terms of the Current and New Sub-Advisory Agreements.” If approved by shareholders, the New Sub-Advisory Agreement would become effective on the date of such approval, and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees. The form of the New Sub-Advisory Agreement is attached hereto as Exhibit A.

Furthermore, in anticipation of such termination and to protect the Fund against disruption of investment services while shareholders consider the approval of the New Sub-Advisory Agreement, the Board of Trustees also considered and approved an interim sub-advisory agreement among the Fund, DFC and Flaherty (the “Interim Sub-Advisory Agreement”) at its May 15, 2025 Board meeting. The Interim Agreement will allow Flaherty to advise the Fund for up to 150 days after the Effective Date or until the New Sub-Advisory Agreement is approved by shareholders, if sooner. The Interim Sub-Advisory Agreement will take effect on the Effective Date and the New Sub-Advisory Agreement will take effect if approved by Shareholders. The Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement will allow Flaherty to serve as the sub-adviser to the Fund under terms that are the same, in all material respects, as the Current Sub-Advisory Agreement, except that there will be a new initial term.

Your approval of the New Sub-Advisory Agreement would not result in any change in the Fund’s advisory or sub-advisory fee rates.

Information About Flaherty

Flaherty is the Fund’s current investment sub-adviser and was organized in 1983. Flaherty specializes in the management of portfolios of preferred securities, including related hedging activities, for institutional investors and had aggregate assets under management, as of January 31, 2025 (which include the total net assets of the Funds) of approximately $4.07 billion. Flaherty is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Flaherty is owned by R. Eric Chadwick, Bradford S. Stone, Chad C. Conwell, Donald F. Crumrine, Robert M. Ettinger, and Robert T. Flaherty, each of whose address for purposes of the Adviser is 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101.

Flaherty does not manage any other mutual funds with similar investment strategies and objectives to the Fund’s.

Transaction Not Expected to Adversely Affect the Fund

It is anticipated that the Transaction will not result in any change in the services provided by Flaherty to the Fund. It is further anticipated that the Transaction and New Sub-Advisory Agreement will not diminish in any way the high level of investment sub-advisory service previously provided by Flaherty.

Impact of the Transaction on the Fund’s Sub-Advisory Agreement

The Transaction constitutes an “assignment” of the Sub-Advisory Agreement under the 1940 Act and as a result, the Sub-Advisory Agreement will automatically terminate on the Effective Date.

To permit Flaherty to serve as sub-adviser to the Fund after the expiration of the Interim Agreement, shareholders are being asked to approve the New Sub-Advisory Agreement, which is materially the same to the Current Sub-Advisory Agreement. See “Terms of the Current and New Sub-Advisory Agreements.”

Factors Considered by the Trustees and their Recommendation

New Sub-Advisory Agreement

The Board of Trustees is recommending that shareholders vote to approve the New Sub-Advisory Agreement with Flaherty.

At a meeting held on May 15, 2025, the Board of Trustees, including all of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”), unanimously approved the New Sub-Advisory Agreement. The New Sub-Advisory Agreement shall become effective upon (i) completion of the Transaction and (ii) the approval by Fund shareholders of the New Sub-Advisory Agreement.

The Board of Trustees reviewed and discussed written materials that were provided in advance of the meeting and deliberated on the approval of the New Sub-Advisory Agreement. The Board of Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board of Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Sub-Advisory Agreement. In considering the approval of the New Sub-Advisory Agreement, the Board of Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by Flaherty to the Fund under the New Sub-Advisory Agreement, including the selection of the Fund’s investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Flaherty including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of Flaherty who provide the investment advisory and/or administrative services to the Fund. The Board determined that Flaherty’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Flaherty’s compliance policies and procedures. The Board concluded that the overall quality of the advisory and administrative services to be provided was satisfactory.

Performance

The Board reviewed the performance of the Fund over the one-year, three-year, five-year, and ten-year periods ended March 31, 2025, as compared to a peer group of funds with similar investment strategies. The Board noted that the Fund had outperformed its peer group median over the one-year and ten-year periods and underperformed its peer group median over the three-year and five-year periods. The Board also considered information related to the manner in which the peer group was selected, and additional performance information from Flaherty. The Board further discussed the Fund’s performance and concluded that the performance of the Fund over the time periods reviewed was satisfactory.

Fees and Expenses

The Board reviewed the advisory fee rate and total net expense ratio of the Fund. The Board compared the advisory fee and total net expense ratio for the Fund as compared to a peer group of funds with similar investment strategies. The Board noted that the Fund’s advisory fee and total net expense ratio were each higher than the respective peer group medians. The Board concluded that the advisory fees paid to DFC and Flaherty were reasonable and satisfactory in light of the services provided.

Comparable Accounts

The Board noted certain information provided by Flaherty regarding fees charged to its other clients utilizing a similar strategy to that employed by the Fund. The Board concluded that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Flaherty’s other clients employing a comparable strategy to the Fund were not indicative of any unreasonableness with respect to the sub-advisory fee to be paid by the Adviser.

Economies of Scale

The Board reviewed the structure of the Fund’s investment management under the New Sub-Advisory Agreement. The Board determined that, based on the Fund’s current assets and projections for future growth in such assets, Flaherty is not currently experiencing economies of scale with respect to the Fund at this time.

Profitability

The Board discussed the information related to Flaherty’s projected profitability analysis for 2025 from its management of the Fund. The Board considered assumptions regarding the Fund’s assets under management and how the Fund’s asset levels may impact profitability. The Board determined that the profitability of Flaherty was not unreasonable.

Other Benefits

The Board also considered other benefits potentially received by Flaherty from its management of the Fund, including, that Flaherty may benefit from marketing opportunities for Flaherty’s other products. The Board concluded that the sub-advisory fees were reasonable in light of the fall-out benefits.

Conclusion

In considering the approval of the New Sub-Advisory Agreement, the Board evaluated the factors and information described above, as well as information concerning Flaherty and the Fund that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board, including all the Independent Trustees concluded the New Sub-Advisory Agreement would be in the best interest of the Fund and its shareholders and approved the New Sub-Advisory Agreement.

Interim Sub-Advisory Agreement

Also at the meeting held on May 15, 2025, the Board of Trustees, including the Independent Trustees, unanimously approved an interim sub-advisory agreement among DFC, Flaherty, and the Fund with respect to management of the Fund (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement is to remain in effect until the earlier of the date on which the New Sub-Advisory Agreement has been approved by Fund shareholders or the 151st day after the effective date of the Interim Sub-Advisory Agreement.

In approving the Interim Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Compensation: The compensation to be received under the Interim Sub-Advisory Agreement is the same compensation as is being received under the current sub-advisory agreement among DFC, Flaherty, and the Fund (the “Current Sub-Advisory Agreement); and

Scope and Quality of the Services: The scope and quality of services under the Interim Sub-Advisory Agreement are the same as those under the Current Sub-Advisory Agreement.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously determined that entering into the Interim Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Section 15(f) of the 1940 Act

In its consideration of the Transaction, the Board considered if the Transaction would come within the safe harbor provisions provided in Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that: (i) an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest; and (ii) during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board noted that it intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board has not been advised by DFC or Flaherty of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund. At the present time, all of the Trustees are classified as Independent Trustees and following the Transaction, all of the Independent Trustees will continue to be classified as such. In addition, DFC and the Trust have agreed to enter into a new expense reimbursement, fee waiver and recovery agreement between DFC and the Trust which will include the same terms as set forth in the expense reimbursement, fee waiver and recovery agreement between DFC and the Trust.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Sub-Advisory Agreement.

Terms of the Current and New Sub-Advisory Agreements

A form of the New Sub-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, material terms of the New Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Sub-Advisory Agreement, and the description set forth in this proxy statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment sub-advisory services to be provided by Flaherty to the Fund under the New Sub-Advisory Agreement and the fee structure with respect to the fees payable to Flaherty are identical to the services currently provided by Flaherty and the fee structure of the Current Sub-Advisory Agreement. The contractual rates of the sub-advisory fee payable to Flaherty by DFC, and the actual sub-advisory fee rates paid to Flaherty by DFC for the fiscal year ended September 30, 2024, are set forth in Exhibit B. The dates on which the Current Sub-Advisory Agreement was most recently (i) approved by the Board of Trustees; and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit B.

Sub-Advisory Services. The sub-advisory services to be provided by Flaherty under the New Sub-Advisory Agreement are identical to those services currently provided by Flaherty under the Current Sub-Advisory Agreement. Both the Current Sub-Advisory Agreement and New Sub-Advisory Agreement provide that Flaherty, subject to the adviser’s oversight, will manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program for the Fund, make investment decisions for the Fund, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio. In performing its duties under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, Flaherty will monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust, Amended and Restated By-Laws and the Fund’s stated investment objective, risks, policies and restrictions.

Fund Transactions. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that Flaherty is authorized to select brokers or dealers that will execute purchases and sales of portfolio securities for the Fund. Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement provide that, subject to approval by the Board of Trustees and to the extent permitted by applicable law, Flaherty may select brokers or dealers affiliated with Flaherty.

Fees. The fees paid to Flaherty under the Current Sub-Advisory Agreement and New Sub-Advisory Agreement are identical. Under both agreements, Flaherty is paid by DFC out of the investment advisory fee that DFC is paid by the Fund at a rate equal to 50% of the advisory fees (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by DFC in respect of the Fund). Flaherty will also receive 50% of the net advisory fee payable by the Fund to DFC.

Payment of Expenses. Under the Current Sub-Advisory Agreement and New Sub-Advisory Agreement, Flaherty is responsible for paying all of its own operating expenses incurred in connection with providing sub-advisory services to the Fund, other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

Additional Sub-Advisers. Subject to approval by the Board of Trustees and the adviser, the Current Sub-Advisory Agreement and New Sub-Advisory Agreement permit Flaherty to retain one or more additional sub-advisers at Flaherty’s own cost and expense for the purpose of furnishing sub-advisory services to the Fund.

Proxies. Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement provide that Flaherty will vote all proxies solicited by or with respect to the issuers of securities held in the portion of the Fund’s portfolio managed by Flaherty.

Duration and Termination. Both the Current Sub-Advisory Agreement and New Sub-Advisory Agreement provide that, following an initial two-year term, the agreements will continue in effect for successive one-year terms only upon the approval a majority of the Board of Trustees, including a majority of the Independent Trustees voting separately, as specified in the 1940 Act. Unless re-approved by the Board of Trustees, the Current Sub-Advisory Agreement will expire on or about February 11, 2026. Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement provide that the agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty, by Flaherty or the adviser on sixty days’ written notice to the other party. The Fund may effect termination of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Applicable Law. The Current Sub-Advisory Agreement is construed in accordance with applicable federal law (except as to Section 11 thereof which is construed in accordance with the laws of the Commonwealth of Massachusetts) and the laws of Illinois. The New Sub-Advisory Agreement is construed in accordance with applicable federal law (except as to Section 11 thereof which is construed in accordance with the laws of the Commonwealth of Massachusetts) and the laws of Montana.

Limitation on Liability. The Current Sub-Advisory Agreement and New Sub-Advisory Agreement both provide that Flaherty will not be liable for, and the adviser will not take any action against Flaherty for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Flaherty’s duties under the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Flaherty in the performance of its duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Additional Information Pertaining to Flaherty

The following table sets forth the name, position and principal occupation of each current executive officer of Flaherty as of September 30, 2024. The address of each individual is 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101.

Name	Position
R. Eric Chadwick	Director and President
Bradford S. Stone	Director, Executive Vice President and Chief Financial Officer
Chad C. Conwell	Director, Executive Vice President, Chief Legal Officer, and Chief Compliance Officer.

During the Fund’s last fiscal year, the Fund did not directly pay any amount to Flaherty or any affiliated person of Flaherty for services provided to the Fund.

There were no brokerage commissions paid by the Fund to affiliated brokers of Flaherty for the fiscal year ended September 30, 2024.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Flaherty or any person controlling, controlled by or under common control with Flaherty. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended September 30, 2024, to which Flaherty, any parent or subsidiary of Flaherty, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the New Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the new SUB-advisory agreement with FLAHERTY.

PART 2

DESCRIPTION OF PROPOSAL 2

APPROVAL OF A NEW ADVISORY AGREEMENT

Introduction

The Special Meeting is also being called because the final consummation of the Transaction described in Part I (the “Effective Date”) will also have the effect of causing a change of control of DFC Preferred Advisors LLC (the “Adviser” or “DFC”), as DFC is jointly owned by Flaherty and Destra Capital Advisors LLC. Consequently, the current investment advisory agreement between the Trust, on behalf of the Fund and DFC (the “Current Advisory Agreement”) will automatically terminate on the Effective Date. Therefore, Shareholders are also being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund and the Adviser (the “New Advisory Agreement).

The form of the New Advisory Agreement is attached hereto as Exhibit C. The terms of the New Advisory Agreement are materially the same as the terms of the Current Advisory Agreement with respect to services provided by DFC. In addition, the advisory fees payable to DFC by the Fund under the New Advisory Agreement will be identical to the advisory fees payable under the Current Advisory Agreement. Currently, DFC is entitled to a monthly fee at an annual rate of 0.75% of the Fund’s daily net assets. The material terms of the New Advisory Agreement and Current Advisory Agreement are compared below in “Terms of the Current and New Advisory Agreements.”

The Board of Trustees determined that retaining the advisory services of DFC was in the best interests of the Fund and its shareholders and at a meeting held on May 15, 2025, approved the New Advisory Agreement. The terms of the New Advisory Agreement are substantially similar to the terms of the Current Advisory Agreement with respect to services to be provided by DFC. In addition, the advisory fees payable to DFC by the Fund under the New Advisory Agreement are identical to the advisory fees payable under the Current Advisory Agreement. The material terms of the New Advisory Agreement and Current Advisory Agreement are compared below in “Terms of the Current and New Advisory Agreements.” If approved by shareholders, the New Advisory Agreement would become effective on the date of such approval, and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees. The form of the New Advisory Agreement is attached hereto as Exhibit C.

Furthermore, in anticipation of such termination and to protect the Fund against disruption of investment services while shareholders consider the approval of the New Advisory Agreement, the Board of Trustees also considered and approved an interim advisory agreement between the Trust, on behalf of the Fund and the Adviser (the “Interim Advisory Agreement”) at its May 15, 2025 Board meeting. The Interim Advisory Agreement will allow DFC to advise the Fund for up to 150 days after the Effective Date or until the New Advisory Agreement is approved by shareholders, if sooner. The Interim Advisory Agreement will take effect on the Effective Date and the New Advisory Agreement will take effect if approved by Shareholders. The Interim Advisory Agreement and the New Advisory Agreement will allow DFC to serve as the sub-adviser to the Fund under terms that are the same, in all material respects, as the Current Advisory Agreement, except that there will be a new initial term.

Your approval of the New Advisory Agreement would not result in any change in the Fund’s advisory fee rate.

Information About DFC

DFC is a registered investment adviser with the SEC under the Advisers Act. DFC has responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. The principal office of DFC is located at 443 N. Willson Ave., Bozeman, MT, 59715. As of September 30, 2024, DFC had approximately $252 million in assets under management. DFC is jointly-owned by Destra Capital Advisors LLC and Flaherty.

DFC does not manage any other funds with similar investment strategies and objectives to the Fund’s.

Transaction Not Expected to Adversely Affect the Fund

It is anticipated that the Transaction will not result in any change in the services provided by DFC to the Fund. It is further anticipated that the Transaction and New Advisory Agreement will not diminish in any way the high level of investment sub-advisory service previously provided by Flaherty.

Impact of the Transaction on the Fund’s Advisory Agreement

The Transaction constitutes an “assignment” of the Advisory Agreement under the 1940 Act and as a result, the Advisory Agreement will automatically terminate on the Effective Date.

To permit DFC to serve as adviser to the Fund after the expiration of the Interim Advisory Agreement, shareholders are being asked to approve the New Advisory Agreement, which is materially the same as the Current Advisory Agreement. See “Terms of the Current and New Sub-Advisory Agreements.”

New Advisory Agreement

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the New Advisory Agreement with DFC.

At a meeting held on May 15, 2025, the Board of Trustees, including all of the Independent Trustees, unanimously approved the New Advisory Agreement. The New Advisory Agreement shall become effective upon (i) completion of the Transaction and (ii) the approval by Fund shareholders of the New Advisory Agreement.

The Board of Trustees reviewed and discussed written materials that were provided in advance of the meeting and deliberated on the approval of the New Advisory Agreement. The Board of Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board of Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement. In considering the approval of the New Advisory Agreement, the Board of Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by DFC to the Fund under the New Advisory Agreement, including the selection of the Fund’s investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by DFC including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of DFC who provide the investment advisory and/or administrative services to the Fund. The Board determined that DFC’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account DFC’s compliance policies and procedures including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services to be provided was satisfactory.

Performance

The Board reviewed the performance of the Fund over the one-year, three-year, five-year, and ten-year periods ended March 31, 2025, as compared to a peer group of funds with similar investment strategies. The Board noted that the Fund had outperformed its peer group median over the one-year and ten-year periods and underperformed its peer group median over the three-year and five-year periods. The Board also considered information related to the manner in which the peer group was selected, and additional performance information from Flaherty. The Board further discussed the Fund’s performance and concluded that the performance of the Fund over the time periods reviewed was satisfactory.

Fees and Expenses

The Board reviewed the advisory fee rate and total net expense ratio of the Fund. The Board compared the advisory fee and total net expense ratio for the Fund as compared to a peer group of funds with similar investment strategies. The Board noted that the Fund’s advisory fee and total net expense ratio were each higher than the respective peer group medians. The Board concluded that the advisory fees paid to DFC and Flaherty were reasonable and satisfactory in light of the services provided.

Comparable Accounts

The Board noted certain information provided by DFC regarding fees charged to its other clients utilizing a similar strategy to that employed by the Fund. The Board noted that DFC does not charge a lower fee for any client with a comparable investment objective to that of the Fund.

Economies of Scale

The Board reviewed the structure of the Fund’s investment management under the New Advisory Agreement. The Board determined that, based on the Fund’s current assets and projections for future growth in such assets, DFC is not currently experiencing economies of scale with respect to the Fund at this time.

Profitability

The Board discussed the information related to DFC’s retrospective profitability analysis for 2024 and projected profitability analysis for 2025, from its management of the Fund. The Board considered assumptions regarding changes in assets under management and how those changes may impact profitability. The Board determined that the profitability of DFC was not unreasonable.

Other Benefits

The Board also considered other benefits potentially received by DFC from its management of the Fund, including, selling and servicing other open-end or closed-end funds in parallel with the Fund, cross-selling opportunities to existing clients, and efficiencies in marketing the Fund alongside DFC’s other product offerings. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

Conclusion

In considering the approval of the New Advisory Agreement, the Board evaluated the factors and information described above, as well as information concerning DFC and the Fund that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board, including all the Independent Trustees, concluded the New Advisory Agreement would be in the best interest of the Fund and its shareholders and approved the New Advisory Agreement.

Interim Advisory Agreement

Also at the meeting held on May 15, 2025, the Board of Trustees, including the Independent Trustees, unanimously approved an interim advisory agreement between DFC and the Fund with respect to management of the Fund (the “Interim Advisory Agreement”). The Interim Advisory Agreement is to remain in effect until the earlier of the date on which the New Advisory Agreement has been approved by Fund shareholders or the 151st day after the effective date of the Interim Advisory Agreement.

In approving the Interim Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Compensation: The compensation to be received under the Interim Advisory Agreement is the same compensation as is being received under the current advisory agreement between DFC and the Fund (the “Current Advisory Agreement); and

Scope and Quality of the Services: The scope and quality of services under the Interim Advisory Agreement are the same as those under the Current Advisory Agreement.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously determined that entering into the Interim Advisory Agreement was in the best interests of the Fund and its shareholders.

Section 15(f) of the 1940 Act

In its consideration of the Transaction, the Board considered if the Transaction would come within the safe harbor provisions provided in Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that: (i) an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest; and (ii) during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board noted that it intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board has not been advised by DFC or Flaherty of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund. At the present time, all of the Trustees are classified as Independent Trustees and following the Transaction, all of the Independent Trustees will continue to be classified as such. In addition, DFC and the Trust have agreed to enter into a new expense reimbursement, fee waiver and recovery agreement between DFC and the Trust which will include the same terms as set forth in the expense reimbursement, fee waiver and recovery agreement between DFC and the Trust.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

Terms of the Current and New Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Exhibit C. The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit C for the New Advisory Agreement, and the description set forth in this proxy statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit C. The investment advisory services to be provided by DFC to the Fund under the New Advisory Agreement and the fee structure with respect to the Fund are identical to the services currently provided by DFC and the fee structure under the Current Advisory Agreement.

The contractual rates of the advisory fee payable by the Fund to DFC, and the actual advisory fee rates paid to DFC by the Fund for the fiscal year ended September 30, 2024, is set forth in Exhibit D. The dates on which the Current Advisory Agreement was most recently (i) approved by the Board of Trustees; and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit D.

Advisory Services. The investment management services to be provided by DFC under the New Advisory Agreement will be identical to those services currently provided under the Current Advisory Agreement. Both the New Advisory Agreement and Current Advisory Agreement provide that DFC shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations, and administer the Fund’s affairs to the extent requested by, and subject to, the supervision of, the Board of Trustees. In addition, both the Current Advisory Agreement and the New Advisory Agreement state that DFC must (i) use the same degree of skill and care in providing advisory services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibilities; (ii) report regularly to the Board of Trustees; (iii) prepare and maintain books and records with respect to the Fund’s securities and other transactions as required under applicable law; (iv) furnish office facilities and equipment for the Fund; (v) provide clerical, bookkeeping and administrative services for the Fund; and (vi) permit its officers or employees to serve without compensation as Trustees or officers of the Trust.

Sub-Advisers. Both the Current Advisory Agreement and the New Advisory Agreement authorize the adviser to retain one or more sub-advisers at DFC’s own cost and expense for the purpose of providing investment management services to the Fund.

Fund Transactions. Both the Current Advisory Agreement and the New Advisory Agreement provide that DFC is (i) authorized to select the brokers or dealers that will execute purchases and sales of portfolio securities for the Fund, and (ii) directed to use commercially reasonable efforts to obtain best execution for the Fund, taking into account all appropriate factors. Under both the Current Advisory Agreement and the New Advisory Agreement, DFC will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if DFC determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided. In addition, both the Current Advisory Agreement and the New Advisory Agreement provide that, subject to approval by the Board of Trustees, and to the extent permitted by applicable law, DFC may select brokers or dealers affiliated with DFC.

Compensation. Both the Current Advisory Agreement and the New Advisory Agreement contain identical advisory fee structures with respect to the Fund based on the Fund’s average daily net assets, which entitles DFC to a management fee, payable monthly, at the annual rate of 0.75% of the Fund’s average daily net assets.

Duration and Termination. Both the Current Advisory Agreement and the New Advisory Agreement provide that, following an initial two-year term, the agreements will continue in effect for successive one-year terms only upon the approval a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) voting separately, as specified in the 1940 Act. Unless re-approved by the Board of Trustees, the Current Advisory Agreement will expire on or about February 11, 2026. Both the Current Advisory Agreement and the New Advisory Agreement provide that the agreement shall automatically terminate in the event of its assignment, and may be terminated at any time with respect to the Fund without the payment of any penalty by the Fund or DFC upon sixty days’ written notice to the other party. The Fund may effect termination of the Current Advisory Agreement and the New Advisory Agreement by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Payment of Expenses. Both the Current Advisory Agreement and the New Advisory Agreement contain identical provisions with respect to the payment of Fund and Trust expenses. Under both the Current Advisory Agreement and the New Advisory Agreement, the Fund is generally otherwise responsible for the payment of its own expenses.

Applicable Law. The Current Advisory Agreement is construed in accordance with applicable federal law (except as to Section 15 thereof which is construed in accordance with the laws of the Commonwealth of Massachusetts) and the laws of Illinois. The New Advisory Agreement is construed in accordance with applicable federal law (except as to Section 15 thereof which is construed in accordance with the laws of the Commonwealth of Massachusetts) and the laws of Montana.

Limitation on Liability. The Current Advisory Agreement and the New Advisory Agreement both provide that DFC shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its obligations and duties, or by reason of the adviser’s reckless disregard of its obligations and duties thereunder.

Expense Agreements

In addition, under the terms of an amended and restated expense reimbursement, fee waiver and recovery agreement between DFC and the Trust (the “Current Expense Agreement”), DFC has agreed to cap Fund expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) at 1.50% for the Fund’s Class A shares, 2.25% for the Fund’s Class C shares and 1.25% for the Fund’s Class I shares (the “Annual Expense Caps”). Any waiver or reimbursement by DFC is subject to repayment by the Fund within three years from the date of the waiver, provided that the Fund is able to make the repayment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver, and (ii) the expense limit in effect at the time of the repayment and the repayment is approved by the Board of Trustees. Upon termination of the Current Advisory Agreement, the Current Expense Agreement will also terminate. If the Fund enters into the New Advisory Agreement, DFC will enter into a new, identical expense reimbursement, fee waiver and recovery agreement (the “New Expense Agreement”), which will include the same Annual Expense Caps for the Fund and terms as set forth in the Current Expense Agreement. The New Expense Agreement was approved by the Board of Trustees on May 15, 2025.

Additional Information Pertaining to DFC

The following table sets forth the name, position and principal occupation of each current executive officer of DFC as of September 30, 2024. Each individual’s address is c/o DFC Preferred Advisors LLC, 443 N. Willson Ave., Bozeman, MT, 59715. DFC is jointly owned by Destra and Flaherty.

Name	Principal Occupation at DFC
Robert Watson	President
Jake Schultz	Secretary
Ken Merritt	Assistant Secretary

There were no brokerage commissions paid by the Fund to affiliated brokers of DFC for the fiscal year ended September 30, 2024.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, DFC or any person controlling, controlled by or under common control with DFC. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended September 30, 2024, to which DFC, any parent or subsidiary of DFC, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the new advisory agreement with DFC.

PART 3

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on June 20, 2025 will be entitled to notice of, and to vote at, the Special Meeting. On June 20, 2025, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Class I	9,963,334.092
Class A	1,900,289.777
Class C	671,575.545

PART 4

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on June 20, 2025 (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Trust’s Amended and Restated By-Laws, upon making a written request of the Trust’s secretary, shareholders holding in the aggregate not less than one-third of the voting power of the Fund’s shares for matters specified in such written request may call a shareholder meeting. Provided, however, that (i) such written request must state the purpose(s) of the meeting and matter(s) proposed to be acted on, and (ii) the shareholder(s) requesting the meeting must have paid to the Trust the reasonably estimated cost of preparing and mailing the notice of such meeting. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Trust. The Trust’s secretary is Mr. Jake Schultz, and he may be reached at the following address: 443 N. Willson Ave., Bozeman, MT, 59715. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions which will appear on the website.

Quorum

The presence in person or by proxy of the holders of 30% or more of the Fund’s outstanding shares entitled to vote at a Special Meeting shall constitute a quorum for the transaction of business the Special Meeting. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote at the Special Meeting, including abstentions, shall be counted, while broker “non-votes” will not be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the New Advisory Agreement and New Sub-Advisory Agreement with respect to the Fund will each require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Trust. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent will be borne by Flaherty. The Trust has engaged Okapi Partners LLC (“Okapi”), a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meeting and estimates Okapi’s fees to be approximately $43,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Trust, or regular employees and agents of DFC and Flaherty, for any involvement in the solicitation of proxies.

The Trust will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. All such expenses will be borne by Flaherty.

Voting by DFC and Flaherty

To the extent that DFC and Flaherty and their affiliates own shares of the Fund, each intends to vote Fund shares in favor of each Proposal.

Ownership of the Fund

As of the record date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the record date is listed in Exhibit E to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Destra Investment Trust, 443 N. Willson Ave., Bozeman, MT, 59715. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

July 8, 2025

PART 5

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling (888) 785-6709 or writing to the Fund at the following address: 1212 Avenue of the Americas, 17th Floor, New York, NY 10036. Copies of this proxy statement and the accompanying Notice of Special Meeting are also available at: www. OkapiVote.com/DPI

Service Providers

Ultimus Fund Solutions, LLC, (“UFS” or the “Administrator”), located at 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-0707 serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs. UFS also provides accounting services to the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. UMB Bank, n.a. located at 1010 Grand Boulevard, Kansas City, MO 64106, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is September 30.

EXHIBIT A

FORM OF PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

Agreement made as of this [       ] day of [       ] by and among Destra Investment Trust (the “Trust”), a Massachusetts business trust, on behalf of its series the Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”), DFC Preferred Advisors LLC, a Delaware limited liability company (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission (“SEC”), and Flaherty & Crumrine Incorporated, a California corporation and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust has retained the Adviser to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Adviser and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. The Trust and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, Fund or Adviser in any way, nor otherwise be deemed an agent of the Trust, Fund or Adviser.

2. Services to Be Performed. Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s registration statement on Form N-1A (File No. 811-22417) as the same may thereafter be amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing. In the performance of its duties, the Sub-Adviser will in all material respects (a) monitor the Fund’s investments, and (b) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Trust’s Board of Trustees and communicated by the Trust, Fund or Adviser to the Sub-Adviser in writing. The Trust, Fund or Adviser has provided the Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or brokerage services provided by a broker or dealer in accordance with the provisions of Section 28(e) under the Securities and Exchange Act of 1934, as amended. Subject to approval by the Trust’s Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, Sub-Adviser may aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser’s reasonable judgment such aggregation is consistent with seeking best execution in accordance with the terms hereof. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Trust, Fund and Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities which assets of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser are invested, consistent with the Adviser’s written Proxy Policies and Procedures, and communicated by the Fund or the Adviser to the Sub-Adviser in writing. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Trust’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein provided that such policies and procedures are communicated by the Fund or the Adviser to the Sub-Adviser in writing.

The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act or rules adopted thereunder.

The Sub-Adviser further agrees that it:

(a) will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Trust’s Board of Trustees and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

(b) will report to the Adviser and to the Trust’s Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at such times as the Adviser or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Trust’s Board of Trustees; and

(c) will prepare and maintain such books and records with respect to the Fund’s securities and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Adviser and will prepare and furnish the Adviser and Trust’s Board of Trustees such periodic and special reports as the Board or the Adviser may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Adviser or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940, as amended, or other applicable law.

3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all of its own operating expenses incurred by it in connection with providing the sub-advisory services under this Agreement, excluding without limitation the expenses of the Fund (including the cost of securities and other assets) purchased for the Fund (including any brokerage commissions, if any incurred in the purchase or sale thereof). The Fund will pay all expenses of its organization, operation and business not specifically assumed or agreed to be paid by the Sub-Adviser hereunder.

4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to the Adviser for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund). The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

6. Services to Others. The Trust, Fund and Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund. In addition, the Trust, Fund and Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

7. Limitation of Liability and Indemnification.

(a) The Sub-Adviser shall not be liable for, and the Trust, Fund and Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any breach hereof, error of judgment or mistake of law or for any loss suffered by the Trust, Fund or Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) To the fullest extent permitted by applicable law, the Trust, Fund and Adviser shall indemnify the Sub-Adviser, its affiliates and the officers, directors, employees and agents of the Sub-Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund or the Adviser and not resulting from the willful misfeasance, bad faith, negligence, or reckless disregard of any indemnitee in the performance of the obligations and duties of any indemnitee’s office; provided that to the extent that the Trust or the Fund has indemnified an indemnitee, the Adviser shall contribute a portion of the amount paid by the Trust or the Fund as shall be appropriate to reflect the relative fault of the Trust or the Fund, on the one hand, and the Adviser, on the other hand, in causing the act or omission that resulted in the indemnification payment. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Fund or the Adviser may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Fund or the Adviser will be asked to provide indemnification, except with the Fund’s and the Adviser’s prior written consent. Any amounts payable by the Fund under this section shall be satisfied only against the assets of the Fund and not against the assets of any other investment series of the Trust.

(c) Promptly after receipt by an indemnitee of notice of any claim for which indemnification would be sought, the indemnitee shall notify the indemnifying party thereof in writing. If indemnification rights are claimed pursuant to this section, all the indemnitees shall retain one counsel and such counsel shall be approved in advance by the Fund. In addition, if any such claim or action shall be brought against an indemnitee or indemnitees, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the indemnitee or indemnitees. After notice from the indemnifying party to the indemnitee or indemnitees of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnitee or indemnitees under this section for any legal or other expenses subsequently incurred by the indemnitee or indemnitees in connection with the defense thereof other than reasonable costs of investigation.

(d) Any indemnification made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Fund or its shareholders (or to the Adviser) by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(e) The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any indemnitee.

8. Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Trust and Adviser becomes effective (it being understood that the Adviser shall notify the Sub-Adviser of the date of effectiveness of the Management Agreement as soon as reasonably practical after effectiveness), provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

9. Compliance Certification. From time to time as requested by the Trust, Fund or Adviser, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the Investment Company Act of 1940, as amended, as are reasonably requested by the Fund or Adviser. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 of the Investment Company Act of 1940, as amended.

10. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or the Trust:	If to the Sub-Adviser:
DFC Preferred Advisors LLC 443 North Willson Avenue Bozeman, MT 59715	Chad Conwell Flaherty & Crumine Incorporated 301 East Colorado Blvd., Suite 800 Pasadena, CA 91101

11. Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) and the laws of the State of Montana.

14. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

15. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and it shareholders (to the extent required by the 1940 Act) in accordance with the provisions of Section 15 thereof, and the rules or exemptive orders of the Securities and Exchange Commission, and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Trust.

16. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

17. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

[Remainder of page left intentionally blank.
Signature page follows.]

In Witness Whereof, the Fund, the Adviser and the Sub-Adviser have caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

DFC Preferred Advisors LLC

By
Title:

DESTRA INVESTMENT TRUST
on behalf of the Destra Flaherty& Crumrine Preferred and Income Fund

By
Title:

FLAHERTY & CRUMRINE INCORPORATED

By
Title:

EXHIBIT B

INVESTMENT SUB-ADVISORY FEES

Sub-Advisory Fee Rate	Sub-Advisory Fee Rate Paid to Flaherty (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended September 30, 2024	Most Recent Date of Shareholder Approval of Current Sub-Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Current Sub-Advisory Agreement by the Board of Trustees
50% of the advisory fees paid to Destra (or DFC)	0.37%	January 29, 2021 (approval of Fund’s sub-advisory agreement)	November 13, 2024

B-1

EXHIBIT C

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT made this [       ], 2025 by and between DESTRA INVESTMENT TRUST, a Massachusetts business trust (the “Trust”), and DFC PREFERRED ADVISORS LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company;

WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust intends to offer shares in multiple series, as to which this Agreement may hereafter be made applicable and set forth on Schedule A hereto (each such series being herein referred to as a “Fund,” and collectively as the “Funds”); and

WHEREAS, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

W I T N E S S E T H:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund’s investment objectives and policies and limitations, and to administer each Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the l940 Act, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds’ transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

3. For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Schedule A.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

4. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

5. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of a Fund’s portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

6. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund’s securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust’s Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Trust’s policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust’s Board of Trustees have approved these types of transactions.

To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser’s authority regarding the execution of the Fund’s portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act.

The Adviser further agrees that it:

(a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c) will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by theBoard of Trustees of the Trust;

(d) will prepare and maintain such books and records with respect to each Fund’s securities and other transactions as required under applicable law and will prepare and furnish the Trust’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law; and

7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Fund otherwise than as trustees, officers or agents.

8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10. The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

11. This Agreement shall be effective on the date provided on Schedule A for each respective Fund, provided it has been approved by a vote of a majority of the outstanding voting securities held by shareholders of the respective Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by a Fund or by the Adviser upon sixty (60) days’ written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms “assignment” and “vote of the majority of outstanding voting securities” shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

12. This Agreement may be amended or modified only by a written instrument executed by both parties.

13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

14. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

15. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust by the Trust’s officers as officers and not individually and the obligations imposed upon the Trust by this Agreement are not binding upon any of the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the subject Trust, for the enforcement of any claims.

16. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 15 hereof which shall be construed in accordance with the laws of Massachusetts) and the laws of the State of Montana.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

DESTRA INVESTMENT TRUST

By:	[ ]
Title:	[ ]

DFC PREFERRED ADVISORS LLC

By:	[ ]
Title:	[ ]

SCHEDULE A

(Effective as of [       ], 2025)

Name of Fund	Annual Rate of Average Daily Net Assets
Destra Flaherty & Crumrine Preferred and Income Fund	0.75

EXHIBIT D

INVESTMENT ADVISORY FEES

Contractual Advisory Fee (as a percentage of Net Assets)	Advisory Fee Rate Paid to DFC (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended September 30, 2024	Most Recent Date of Shareholder Approval of Current Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Current Advisory Agreement by the Board of Trustees
0.75%	0.74%	January 29, 2021	November 13, 2024

D-1

EXHIBIT E

5% or Greater Ownership of A Share Class

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of June 20, 2025. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
A	MORGAN STANLEY SMITH BARNEY LLC /FOR THE EXCLUSIVE BENE OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004	239,361.4040	12.60%
A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	219,709.2350	11.56%
A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY SAN FRANCISCO, CA 94104-4122	838,496.4280	44.12%
A	LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	197,578.9640	10.40%
C	MORGAN STANLEY SMITH BARNEY LLC /FOR THE EXCLUSIVE BENE OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004	101,628.2040	15.13%
C	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	146,919.3940	21.88%
C	LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	52,626.8450	7.84%
I	MORGAN STANLEY SMITH BARNEY LLC /FOR THE EXCLUSIVE BENE OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004	1,645,033.0510	16.51%
I	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	1,193,355.6630	11.98%
I	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY SAN FRANCISCO, CA 94104-4122	634,764.9170	6.37%
I	LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	2,113,112.5490	21.21%

As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

E-1

PROXY

Destra Flaherty & Crumrine Preferred and Income Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 15, 2025

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above-mentioned Fund, hereby appoints Lavonne Griffin and Marcie McVeigh, proxy for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in person at the offices of the PINE Advisor Solutions, 501 S. Cherry St., Suite 610, Denver, CO 80246 at 10:00 a.m. Central Time, on August 15, 2025, and any adjournments or postponements thereof (the “Meeting”).

The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. If no specification is made for a Proposal, the proxy will be voted “FOR” the Proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND
RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: (888) 785-6709 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/DPI2025 and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on August 15, 2025

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

INSTRUCTIONS:	TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment sub-advisory agreement among the Fund, DFC Preferred Advisors LLC (“DFC”) and Flaherty & Crumrine Incorporated (the “Sub-Adviser”), as a result of an internal restructuring (the “Transaction”) that will result in a change of control of the Sub-Adviser.	☐	☐	☐

2.	To approve a new investment advisory agreement between the Destra Investment Trust acting on behalf of the Fund and DFC, as a result of the Transaction.	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof	☐	☐	☐

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION
IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2025

The Notice of Special Meetings of Shareholders, Proxy Statement and Proxy Card are available at:

WWW.OKAPIVOTE.COM/DPI